ING VUL-CV

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
Security Life of Denver
and its
Security Life Separate Account L1

Supplement Dated August 22, 2008

This supplement updates and amends certain information contained in your prospectus dated April 28, 2008. Please read it carefully and keep it with your prospectus for future reference.

__________________________________________________________________________

IMPORTANT INFORMATION REGARDING THE ADMINISTRATIVE CHARGE

The information about the administrative charge as disclosed in the Periodic Fees and Charges table on page 10 of the prospectus is hereby deleted and replaced with the following:

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges [7]

Administrative	· On each monthly	Range from
Charge [8]	processing date.	· $0.03 to $3.85 per $1,000 of insurance coverage.

Representative additional insured person
· $0.24 per $1,000 of insurance coverage.
· The representative insured person is a male, age 45 in the preferred no tobacco risk class and fully underwritten.

7	These tables show the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

8	The administrative charge rates vary based on the insured person’s age, gender, underwriting type and risk class and generally decrease after the fifth and tenth segment years. The rates shown for the representative insured person are for the first policy year. The rates shown have been rounded to the nearest penny and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration. See Administrative Charge, page 32, for information about how the amount of the administrative charge is determined.

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The information about the administrative charge for the base policy as disclosed on page 32 of the prospectus is hereby deleted in its entirety and replaced with the following:

Administrative Charge. Each month we deduct an administrative charge equal to our current monthly administrative charge rates multiplied by the amount of your base insurance coverage divided by 1,000. The rates vary based on the insured person’s age, gender, underwriting type and risk class and generally decrease after the fifth and tenth segment years. The rates that apply to you will be set forth in your policy. See the Periodic Fees and Charges table beginning on page 9 for the minimum and maximum administrative charge rates and the rates for a representative insured person.

This charge helps offset the costs we incur in administering the policy, including costs associated with:

  Billing and collecting premiums;
  Processing claims and policy transactions;
  Keeping records;
  Reporting and communicating with policy owners; and
  Our overhead and other expenses.

The information about the Adjustable Term Insurance Rider administrative charge as disclosed in the Optional Rider Fees and Charges table on page 11 of the prospectus is hereby deleted and replaced with the following:

Adjustable Term Insurance Rider

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges [10]

Adjustable Term	· On each monthly	Range from
Insurance Rider	processing date.	· $0.01 to $2.73 per $1,000 of the difference between base
Administrative		coverage and total coverage.
Charge [13]
Representative insured person
· $0.15 per $1,000 rider benefit.
· The representative insured person is a male, age 45 in the preferred no tobacco risk class and fully underwritten.

10	These tables show the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the guaranteed maximum charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

13	The rates for this rider vary based on policy duration and the insured person’s gender, underwriting type and risk class and generally decrease after the fifth and tenth segment years. The rates shown for the representative insured person are for the first policy year. The rates shown have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered for a personalized illustration.

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The information about the Adjustable Term Insurance Rider administrative charge as disclosed in the second paragraph on page 47 of the prospectus is hereby deleted in its entirety and replaced with the following:

Each month we deduct an administrative charge for this rider equal to our current monthly administrative charge rates multiplied by the difference between the amount of your total insurance coverage and your base insurance coverage divided by 1,000. The rates vary based on the insured person’s gender, underwriting type and risk class and generally decrease after the fifth and tenth segment years. The rates that apply to you will be set forth in your policy. See the Optional Rider Fees and Charges table beginning on page 10 for the minimum and maximum administrative charge rates and the rates for a representative insured person.

IMPORTANT INFORMATION REGARDING UPCOMING FUND MERGERS

ING VP High Yield Bond Portfolio. On April 28, 2008, the subaccount that invests in the ING VP High Yield Bond Portfolio was closed to new investors and to new investments by existing investors. Effective September 8, 2008, the ING VP High Yield Bond Portfolio will merge into and become part of the ING Pioneer High Yield Portfolio. Because of this merger, your investment in the ING VP High Yield Bond Portfolio will automatically become an investment in the ING Pioneer High Yield Portfolio with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future premiums received that would have been allocated to the subaccount corresponding to the ING VP High Yield Bond Portfolio will be automatically allocated to the ING Pioneer High Yield Portfolio. You may give us alternative allocation instructions by contacting our ING Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, 1-877-253-5050. See the “Transfers” section on page 59 of your policy prospectus for information about making fund allocation changes.

ING VP Real Estate Portfolio. On April 28, 2008, the subaccount that invests in the ING VP Real Estate Portfolio was closed to new investors and to new investments by existing investors. Effective September 8, 2008, the ING VP Real Estate Portfolio will merge into and become part of the ING Global Real Estate Portfolio. Because of this merger, your investment in the ING VP Real Estate Portfolio will automatically become an investment in the ING Global Real Estate Portfolio with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future premiums received that would have been allocated to the subaccount corresponding to the ING VP Real Estate Portfolio will be automatically allocated to the ING Global Real Estate Portfolio. You may give us alternative allocation instructions by contacting our ING Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, 1-877-253-5050. See the “Transfers” section of on page 59 of your policy prospectus for information about making fund allocation changes.

You will not incur any fees or charges or any tax liability because of these mergers, and your policy value immediately before the mergers will equal your policy value immediately after the mergers.

There will be no further disclosure regarding the ING VP High Yield Bond and ING VP Real Estate Portfolios in future supplements to or prospectuses of the policy.

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IMPORTANT INFORMATION REGARDING THE NAME OF THE SUBADVISER TO THE ING JULIUS BAER FOREIGN PORTFOLIO

On June 15, 2008, Julius Baer Investment Management LLC was renamed Artio Global Management LLC. Accordingly, all references to Julius Baer Investment Management LLC are to be replaced with Artio Global Management LLC.

INFORMATION REGARDING THE DISTRIBUTION OF THE POLICY

The ninth paragraph of the “Distribution of the Policy” section beginning on page 83 of the prospectus is hereby deleted in its entirety and replaced with the following:

In addition to the sales compensation described above, ING America Equities, Inc. or the company, as appropriate, may also pay broker/dealers additional compensation or reimbursement of expenses for their efforts in selling the policy to you and other customers. These amounts may include:

  Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the company and/or its affiliates during the year;
  Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;
  Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;
  Sponsorship payments or reimbursements for broker/dealers to use in sales contests and/or meetings for their agents/registered representatives who sell our products. We do not hold contests based solely on sales of this product;
  Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, agent/representative recruiting or other activities that promote the sale of the policy; and
  Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars and payment for advertising and sales campaigns.
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